UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

THE FIRST YEARS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

On August 26, 2004, The First Years Inc. mailed the following letter to its stockholders that hold shares registered in the name of a broker or bank:

[The First Years Inc. Logo]

AN IMPORTANT REMINDER. PLEASE VOTE TODAY!

August 26, 2004

Dear Stockholder:

We have previously sent to you proxy materials regarding The First Years Inc.’s important special meeting of stockholders to be held on September 14, 2004 in order to approve the merger agreement with RC2 Corporation. As previously explained, the Board of Directors and the Special Committee unanimously recommend that stockholders vote “FOR” the adoption and approval of the merger agreement.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES OF THE FIRST

YEARS YOU OWN, BECAUSE THE MERGER REQUIRES APPROVAL OF TWO-

THIRDS OF THE ISSUED AND OUTSTANDING SHARES.

To make sure your shares are represented and voted at the meeting, please vote today by telephone, via the internet, or by marking, signing, dating and returning the enclosed proxy in the postage-paid envelope provided. You may use any of the following simple methods to vote:

1.	Vote by Telephone. Call the toll-free number listed for this purpose on your voting instruction form. Have your 12-digit control number listed on the form ready and follow the simple instructions.

2.	Vote by Internet. Go to the website www.proxyvote.com listed on your voting instruction form. Have your 12-digit control number listed on the form ready and follow the simple instructions.

3.	Vote by Mail. Mark, sign, date and return your voting instruction form in the postage-paid return envelope provided.

Remember, your failure to vote will be equivalent to a vote “against” the merger agreement.

If you have already voted, please accept our thanks. We appreciate your participation and continued support.

Sincerely,

/s/ Ronald J. Sidman

Ronald J. Sidman

Chairman, President and Chief Executive Officer

On August 26, 2004, The First Years Inc. mailed the following letter to its stockholders of record:

[The First Years Inc. Logo]

AN IMPORTANT REMINDER. PLEASE VOTE TODAY!

August 26, 2004

Dear Stockholder:

We have previously sent to you proxy materials regarding The First Years Inc.’s important special meeting of stockholders to be held on September 14, 2004 in order to approve the merger agreement with RC2 Corporation. As previously explained, the Board of Directors and the Special Committee unanimously recommend that stockholders vote “FOR” the adoption and approval of the merger agreement.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES OF THE FIRST YEARS YOU OWN, BECAUSE THE MERGER REQUIRES APPROVAL OF TWO-THIRDS OF THE ISSUED AND OUTSTANDING SHARES.

To make sure your shares are represented and voted at the meeting, please vote today by telephone, via the internet, or by marking, signing, dating and returning the enclosed proxy in the postage-paid envelope provided. You may use any of the following simple methods to vote:

1.	Vote by Telephone. Call 1-800-542-1160 using a touch-tone telephone and have your proxy card available. You will be prompted to enter your control number listed on the proxy card. Follow the simple telephone prompts presented to record your vote.

2.	Vote by Internet. Go to the website www.votefast.com and have your proxy card available. You will be prompted to enter your control number listed on the proxy card. Follow the simple screen prompts presented to record your vote.

3.	Vote by Mail. Mark, sign, date and return your proxy card in the postage-paid return envelope provided.

Remember, your failure to vote will be equivalent to a vote “against” the merger agreement.

If you have already voted, please accept our thanks. We appreciate your participation and continued support.

Sincerely,

/s/ Ronald J. Sidman

Ronald J. Sidman

Chairman, President and Chief Executive Officer